Series B Debentures, Net of Current Maturities	12 Months Ended
Dec. 31, 2018
Debt Disclosure [Abstract]
SERIES B DEBENTURES, NET OF CURRENT MATURITIES

NOTE 9:	SERIES B DEBENTURES, NET OF CURRENT MATURITIES

	December 31,
	2017	2018

Series B Debentures	$79,185	$79,185
Less: Current maturities	-	(9,898)
Less: Unamortized debt discounts and issuance costs	(904)	(710)

	$78,281	$68,577

In September 2017, the Company issued Series B Debentures in the aggregate principal amount of NIS 280 million (approximately $79.2 million), linked to US dollars, payable in eight equal annual payments of $9,898, on January 1 of each of the years 2019 through 2026. The outstanding principal amount of the Series B Debentures will bear a fixed interest rate of 3.37% per annum, payable on January 1 and July 1 of each of the years 2018 through 2025, with one final interest payment on January 1, 2026. Debt discount and issuance costs were approximately $956, allocated to the Series B Debentures discount and are amortized as financial expenses over the term of the Series B Debentures due in 2026. The first installment, in the amount of $9,898, was paid in January 1, 2019.

The Series B Debentures are listed for trading on the Tel-Aviv Stock Exchange.

The Series B Debentures are unsecured and non-convertible. The Series B Debentures interest may be increased in the event that the debentures’ rating is downgraded below a certain level. The Company has undertaken to maintain a number of conditions and limitations on the manner in which it operates its business, including limitations on its ability to undergo a change of control, distribute dividends, incur a floating charge on the Company’s assets, or undergo an asset sale or other change that results in a fundamental change in the Company’s operations.

In accordance with the indenture for the Series B Debentures, the Company is required to meet the following financial covenants: (1) Target shareholders’ equity (excluding minority interest)- above $120 million – as of December 31, 2018, total shareholders’ equity was $202 million; and (2) Target ratio of net financial indebtedness to net capitalization (in each case, as defined under the indenture for the Company’s Series B Debentures) below 65% - as of December 31, 2018 the ratio of net financial indebtedness to net capitalization was 6.97%. (3) Target ratio of net financial indebtedness to EBITDA (accumulated calculation for the four last quarters) is below 5.5. As of December 31, 2018, the Target ratio of net financial indebtedness to EBITDA was 0.35. As of December 31, 2018, Sapiens is in compliance with all of its financial covenants.

During the years ended December 31, 2018 and 2017, the Company recorded $782 and $2,862, respectively of interest expense and $52 and $194, respectively as amortization of debt issuance costs and discount in respect of the Series B Debentures.